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                                                                    EXHIBIT 10.1


                        AMENDMENT TO EMPLOYMENT AGREEMENT


                  THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of the 30th day of June, 2000, by and between HRB MANAGEMENT, INC., a Missouri corporation ("HRB") and MARK A. ERNST ("Executive"), and amends the Employment Agreement dated July 16, 1998, between HRB and Executive ("Employment Agreement").

                  1 - Amendment to Subsection 1.06(c)(ii). Effective July 1, 2000 (the "Effective Date"), and in consideration of an increase in the annual rate of Base Salary for Executive under the Employment Agreement as of such Effective Date from $500,000 to $525,000, the Employment Agreement is amended by deleting subsection 1.06(c)(ii) from such Employment Agreement and replacing it with the following new subsection 1.06(c)(ii):

                           "(ii)the failure, as of or before January 1, 2001, by Block to elect Executive as President and Chief Executive Officer of Block."

                  2 - Effect of Amendment. Except as modified in this Amendment, the Employment Agreement shall remain in full force and effect. Unless otherwise indicated or the context otherwise requires, all capitalized terms used herein shall have the same meaning in this Amendment as they have in the Employment Agreement.

                  3 - Counterparts. This Amendment may be signed in counterparts and delivered by facsimile transmission confirmed promptly thereafter by actual delivery of executed counterparts.

                  Executed as a sealed instrument under, and to be governed by, construed and enforced in accordance with, the laws of the State of Missouri.

                                    EXECUTIVE:



Dated:        4 July 00              /s/Mark A. Ernst
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                                    Mark A. Ernst

Accepted and Agreed:

HRB MANAGEMENT, INC.,
a Missouri corporation



By: /s/Frank L. Salizzoni
   ----------------------------
   Frank L. Salizzoni
   Chief Executive Officer

Dated:   6/30/00
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